EXHIBIT 23.1


                      [ KPMG Peat Marwick LLP Letterhead]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors
CVS Corporation

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1997 incorporated by reference in the Annual Report on Form 10-K of CVS Corporation for the year ended December 31, 1996.

                              KPMG PEAT MARWICK LLP



Providence, Rhode Island
May 29, 1997